  AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                 CONSOLIDATED STATEMENT OF INCOME
             (in thousands, except per-share amounts)
                           (UNAUDITED)
                                                   Twelve Months Ended
                                                       December 31,
                                                           1997
OPERATING REVENUES. . . . . . . . . . . . . . .         $6,161,368

OPERATING EXPENSES:
  Fuel. . . . . . . . . . . . . . . . . . . . .          1,627,066
  Purchased Power . . . . . . . . . . . . . . .            416,266
  Other Operation . . . . . . . . . . . . . . .          1,227,368
  Maintenance . . . . . . . . . . . . . . . . .            483,268
  Depreciation and Amortization . . . . . . . .            591,071
  Taxes Other Than Federal Income Taxes . . . .            490,595
  Federal Income Taxes. . . . . . . . . . . . .            341,280
          TOTAL OPERATING EXPENSES. . . . . . .          5,176,914

OPERATING INCOME. . . . . . . . . . . . . . . .            984,454
NONOPERATING INCOME (net) . . . . . . . . . . .             59,572

INCOME BEFORE INTEREST CHARGES AND
  PREFERRED DIVIDENDS . . . . . . . . . . . . .          1,044,026

INTEREST CHARGES. . . . . . . . . . . . . . . .            405,815
PREFERRED STOCK DIVIDEND
  REQUIREMENTS OF SUBSIDIARIES. . . . . . . . .             17,831
INCOME BEFORE EXTRAORDINARY ITEM. . . . . . . .            620,380
EXTRAORDINARY LOSS - UK WINDFALL TAX. . . . . .           (109,419)

NET INCOME. . . . . . . . . . . . . . . . . . .         $  510,961
AVERAGE NUMBER OF SHARES OUTSTANDING. . . . . .            189,039
EARNINGS PER SHARE:
  Before Extraordinary Item . . . . . . . . . .              $3.28
  Extraordinary Loss. . . . . . . . . . . . . .              (0.58)
  Net Income. . . . . . . . . . . . . . . . . .              $2.70

CASH DIVIDENDS PAID PER SHARE . . . . . . . . .              $2.40


           CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                           (UNAUDITED)

                                                   Twelve Months Ended
                                                      December 31,
                                                          1997

BALANCE AT BEGINNING OF PERIOD. . . . . . . . .        $1,547,746
NET INCOME. . . . . . . . . . . . . . . . . . .           510,961
DEDUCTIONS:
  Cash Dividends Declared . . . . . . . . . . .           453,453
  Other . . . . . . . . . . . . . . . . . . . .               237
BALANCE AT END OF PERIOD. . . . . . . . . . . .        $1,605,017

  AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                    CONSOLIDATED BALANCE SHEET
                           (UNAUDITED)
                                                         December 31,
                                                             1997
                                                        (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . . . . .   $ 9,493,158
  Transmission . . . . . . . . . . . . . . . . . . . .     3,501,580
  Distribution . . . . . . . . . . . . . . . . . . . .     4,654,234
  General (including mining assets and nuclear fuel) .     1,604,671
  Construction Work in Progress. . . . . . . . . . . .       342,842
          Total Electric Utility Plant . . . . . . . .    19,596,485
  Accumulated Depreciation and Amortization. . . . . .     7,963,636

          NET ELECTRIC UTILITY PLANT . . . . . . . . .    11,632,849





OTHER PROPERTY AND INVESTMENTS . . . . . . . . . . . .     1,358,810





CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . .        91,481
  Accounts Receivable. . . . . . . . . . . . . . . . .       674,278
  Allowance for Uncollectible Accounts . . . . . . . .        (6,760)
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .       224,967
  Materials and Supplies . . . . . . . . . . . . . . .       263,613
  Accrued Utility Revenues . . . . . . . . . . . . . .       189,191
  Prepayments and Other. . . . . . . . . . . . . . . .        81,366
          TOTAL CURRENT ASSETS . . . . . . . . . . . .     1,518,136



REGULATORY ASSETS. . . . . . . . . . . . . . . . . . .     1,817,540



DEFERRED CHARGES . . . . . . . . . . . . . . . . . . .       288,011

            TOTAL. . . . . . . . . . . . . . . . . . .   $16,615,346

  AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                    CONSOLIDATED BALANCE SHEET
                           (UNAUDITED)
                                                        December 31,
                                                            1997
                                                       (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock-Par Value $6.50:
    Shares Authorized . . . .300,000,000
    Shares Issued . . . . . .198,989,981
    (8,999,992 shares were held in treasury) . . . . .   $ 1,293,435
  Paid-in Capital. . . . . . . . . . . . . . . . . . .     1,778,782
  Retained Earnings. . . . . . . . . . . . . . . . . .     1,605,017
          Total Common Shareholders' Equity. . . . . .     4,677,234
  Cumulative Preferred Stocks of Subsidiaries:
    Not Subject to Mandatory Redemption. . . . . . . .        46,724
    Subject to Mandatory Redemption. . . . . . . . . .       127,605
  Long-term Debt . . . . . . . . . . . . . . . . . . .     5,129,463

          TOTAL CAPITALIZATION . . . . . . . . . . . .     9,981,026

OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . .     1,246,537

CURRENT LIABILITIES:
  Long-term Debt Due Within One Year . . . . . . . . .       294,454
  Short-term Debt. . . . . . . . . . . . . . . . . . .       555,075
  Accounts Payable . . . . . . . . . . . . . . . . . .       353,256
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .       380,771
  Interest Accrued . . . . . . . . . . . . . . . . . .        76,361
  Obligations Under Capital Leases . . . . . . . . . .       101,089
  Other. . . . . . . . . . . . . . . . . . . . . . . .       322,687

          TOTAL CURRENT LIABILITIES. . . . . . . . . .     2,083,693

DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .     2,560,921

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . . . . .       376,250

DEFERRED GAIN ON SALE AND LEASEBACK -
  ROCKPORT PLANT UNIT 2. . . . . . . . . . . . . . . .       231,320

DEFERRED CREDITS . . . . . . . . . . . . . . . . . . .       135,599

            TOTAL. . . . . . . . . . . . . . . . . . .   $16,615,346

                      AEP GENERATING COMPANY
                       STATEMENT OF INCOME
                           (UNAUDITED)
                                                     Twelve Months Ended
                                                          December 31,
                                                              1997
                                                         (in thousands)
OPERATING REVENUES . . . . . . . . . . . . . . . . . .      $227,868

OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .        98,191
  Rent - Rockport Plant Unit 2 . . . . . . . . . . . .        68,283
  Other Operation. . . . . . . . . . . . . . . . . . .        11,506
  Maintenance. . . . . . . . . . . . . . . . . . . . .        12,408
  Depreciation . . . . . . . . . . . . . . . . . . . .        21,614
  Taxes Other Than Federal Income Taxes. . . . . . . .         3,542
  Federal Income Taxes . . . . . . . . . . . . . . . .         3,284

          TOTAL OPERATING EXPENSES . . . . . . . . . .       218,828

OPERATING INCOME . . . . . . . . . . . . . . . . . . .         9,040

NONOPERATING INCOME. . . . . . . . . . . . . . . . . .         3,603

INCOME BEFORE INTEREST CHARGES . . . . . . . . . . . .        12,643

INTEREST CHARGES . . . . . . . . . . . . . . . . . . .         3,857

NET INCOME . . . . . . . . . . . . . . . . . . . . . .      $  8,786


                    STATEMENT OF RETAINED EARNINGS
                              (UNAUDITED)

                                                     Twelve Months Ended
                                                          December 31,
                                                              1997
                                                         (in thousands)

BALANCE AT BEGINNING OF PERIOD . . . . . . . . . . . .        $1,886

NET INCOME . . . . . . . . . . . . . . . . . . . . . .         8,786

CASH DIVIDENDS DECLARED. . . . . . . . . . . . . . . .         8,144

BALANCE AT END OF PERIOD . . . . . . . . . . . . . . .        $2,528

The common stock of the Company is wholly owned by American Electric Power Company, Inc.

PAGE>

                      AEP GENERATING COMPANY
                          BALANCE SHEET
                           (UNAUDITED)
                                                          December 31,
                                                              1997
                                                         (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . . . . .      $627,803
  General. . . . . . . . . . . . . . . . . . . . . . .         3,137
  Construction Work in Progress. . . . . . . . . . . .         2,510
          Total Electric Utility Plant . . . . . . . .       633,450
  Accumulated Depreciation . . . . . . . . . . . . . .       257,191

          NET ELECTRIC UTILITY PLANT . . . . . . . . .       376,259



CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . .           237
  Accounts Receivable. . . . . . . . . . . . . . . . .        20,710
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .        10,107
  Materials and Supplies . . . . . . . . . . . . . . .         4,246
  Prepayments. . . . . . . . . . . . . . . . . . . . .           368

          TOTAL CURRENT ASSETS . . . . . . . . . . . .        35,668


REGULATORY ASSETS. . . . . . . . . . . . . . . . . . .         5,639


DEFERRED CHARGES . . . . . . . . . . . . . . . . . . .         1,492



            TOTAL. . . . . . . . . . . . . . . . . . .      $419,058

                      AEP GENERATING COMPANY
                          BALANCE SHEET
                           (UNAUDITED)
                                                          December 31,
                                                              1997
                                                         (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - Par Value $1,000:
    Authorized and Outstanding - 1,000 Shares. . . . .      $  1,000
  Paid-in Capital. . . . . . . . . . . . . . . . . . .        39,235
  Retained Earnings. . . . . . . . . . . . . . . . . .         2,528
          Total Common Shareholder's Equity. . . . . .        42,763
  Long-term Debt . . . . . . . . . . . . . . . . . . .        69,570

          TOTAL CAPITALIZATION . . . . . . . . . . . .       112,333

OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . .         1,259

CURRENT LIABILITIES:
  Short-term Debt - Notes Payable. . . . . . . . . . .        11,750
  Accounts Payable . . . . . . . . . . . . . . . . . .         9,704
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .         3,420
  Interest Accrued . . . . . . . . . . . . . . . . . .           461
  Rent Accrued - Rockport Plant Unit 2 . . . . . . . .         4,963
  Other. . . . . . . . . . . . . . . . . . . . . . . .         3,747

          TOTAL CURRENT LIABILITIES. . . . . . . . . .        34,045

DEFERRED GAIN ON SALE AND LEASEBACK -
  ROCKPORT PLANT UNIT 2. . . . . . . . . . . . . . . .       138,901

REGULATORY LIABILITIES:
  Deferred Investment Tax Credits. . . . . . . . . . .        70,016
  Amounts Due to Customers For Income Taxes. . . . . .        31,375

          TOTAL REGULATORY LIABILITIES . . . . . . . .       101,391

DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .        31,129

            TOTAL. . . . . . . . . . . . . . . . . . .      $419,058

            APPALACHIAN POWER COMPANY AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF INCOME
                           (UNAUDITED)
                                                     Twelve Months Ended
                                                         December 31,
                                                             1997
                                                        (in thousands)
OPERATING REVENUES . . . . . . . . . . . . . . . . . .    $1,720,010

OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .       403,777
  Purchased Power. . . . . . . . . . . . . . . . . . .       403,009
  Other Operation. . . . . . . . . . . . . . . . . . .       246,785
  Maintenance. . . . . . . . . . . . . . . . . . . . .       112,873
  Depreciation and Amortization. . . . . . . . . . . .       137,670
  Taxes Other Than Federal Income Taxes. . . . . . . .       116,590
  Federal Income Taxes . . . . . . . . . . . . . . . .        59,312

          TOTAL OPERATING EXPENSES . . . . . . . . . .     1,480,016

OPERATING INCOME . . . . . . . . . . . . . . . . . . .       239,994
NONOPERATING LOSS. . . . . . . . . . . . . . . . . . .          (222)
INCOME BEFORE INTEREST CHARGES . . . . . . . . . . . .       239,772
INTEREST CHARGES . . . . . . . . . . . . . . . . . . .       119,258
NET INCOME . . . . . . . . . . . . . . . . . . . . . .       120,514
PREFERRED STOCK DIVIDEND REQUIREMENTS. . . . . . . . .         7,006
EARNINGS APPLICABLE TO COMMON STOCK. . . . . . . . . .    $  113,508


       CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                        (UNAUDITED)

                                                     Twelve Months Ended
                                                         December 31,
                                                             1997
                                                        (in thousands)

BALANCE AT BEGINNING OF PERIOD . . . . . . . . . . . .      $208,472

NET INCOME . . . . . . . . . . . . . . . . . . . . . .       120,514

DEDUCTIONS:
  Cash Dividends Declared:
    Common Stock . . . . . . . . . . . . . . . . . . .       114,436
    Cumulative Preferred Stock . . . . . . . . . . . .         3,221
  Capital Stock Expense. . . . . . . . . . . . . . . .         3,785

BALANCE AT END OF PERIOD . . . . . . . . . . . . . . .      $207,544

The common stock of the Company is wholly owned by American Electric
Power Company, Inc.
/TABLE

            APPALACHIAN POWER COMPANY AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEET
                           (UNAUDITED)
                                                           December 31,
                                                              1997
                                                         (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . . . . .     $1,942,325
  Transmission . . . . . . . . . . . . . . . . . . . .      1,079,919
  Distribution . . . . . . . . . . . . . . . . . . . .      1,583,161
  General. . . . . . . . . . . . . . . . . . . . . . .        207,380
  Construction Work in Progress. . . . . . . . . . . .         88,261
          Total Electric Utility Plant . . . . . . . .      4,901,046
  Accumulated Depreciation and Amortization. . . . . .      1,869,057

          NET ELECTRIC UTILITY PLANT . . . . . . . . .      3,031,989




OTHER PROPERTY AND INVESTMENTS . . . . . . . . . . . .         35,467




CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . .          6,947
  Accounts Receivable. . . . . . . . . . . . . . . . .        164,657
  Allowance for Uncollectible Accounts . . . . . . . .         (1,333)
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .         47,901
  Materials and Supplies . . . . . . . . . . . . . . .         57,359
  Accrued Utility Revenues . . . . . . . . . . . . . .         51,208
  Prepayments. . . . . . . . . . . . . . . . . . . . .          6,037

          TOTAL CURRENT ASSETS . . . . . . . . . . . .        332,776



REGULATORY ASSETS. . . . . . . . . . . . . . . . . . .        441,223

DEFERRED CHARGES . . . . . . . . . . . . . . . . . . .         41,975

            TOTAL. . . . . . . . . . . . . . . . . . .     $3,883,430

            APPALACHIAN POWER COMPANY AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEET
                           (UNAUDITED)
                                                          December 31,
                                                              1997
                                                         (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized - 30,000,000 Shares
    Outstanding - 13,499,500 Shares. . . . . . . . . .     $  260,458
  Paid-in Capital. . . . . . . . . . . . . . . . . . .        613,048
  Retained Earnings. . . . . . . . . . . . . . . . . .        207,544
          Total Common Shareholder's Equity. . . . . .      1,081,050
  Cumulative Preferred Stock:
    Not Subject to Mandatory Redemption. . . . . . . .         19,747
    Subject to Mandatory Redemption. . . . . . . . . .         22,310
  Long-term Debt . . . . . . . . . . . . . . . . . . .      1,415,026

          TOTAL CAPITALIZATION . . . . . . . . . . . .      2,538,133

OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . .        137,371

CURRENT LIABILITIES:
  Long-term Debt Due Within One Year . . . . . . . . .         79,509
  Short-term Debt. . . . . . . . . . . . . . . . . . .        130,300
  Accounts Payable . . . . . . . . . . . . . . . . . .         96,816
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .         41,549
  Customer Deposits. . . . . . . . . . . . . . . . . .         13,713
  Interest Accrued . . . . . . . . . . . . . . . . . .         20,949
  Other. . . . . . . . . . . . . . . . . . . . . . . .         71,394

          TOTAL CURRENT LIABILITIES. . . . . . . . . .        454,230

DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .        658,655

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . . . . .         67,496

DEFERRED CREDITS . . . . . . . . . . . . . . . . . . .         27,545

            TOTAL. . . . . . . . . . . . . . . . . . .     $3,883,430

         COLUMBUS SOUTHERN POWER COMPANY AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF INCOME
                           (UNAUDITED)
                                                    Twelve Months Ended
                                                         December 31,
                                                             1997
                                                        (in thousands)
OPERATING REVENUES . . . . . . . . . . . . . . . . . .   $1,139,604
OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .      180,086
  Purchased Power. . . . . . . . . . . . . . . . . . .      221,064
  Other Operation. . . . . . . . . . . . . . . . . . .      180,663
  Maintenance. . . . . . . . . . . . . . . . . . . . .       66,956
  Depreciation . . . . . . . . . . . . . . . . . . . .       90,723
  Amortization of Zimmer Plant Phase-in Costs. . . . .       15,746
  Taxes Other Than Federal Income Taxes. . . . . . . .      117,519
  Federal Income Taxes . . . . . . . . . . . . . . . .       71,720

          TOTAL OPERATING EXPENSES . . . . . . . . . .      944,477

OPERATING INCOME . . . . . . . . . . . . . . . . . . .      195,127

NONOPERATING INCOME. . . . . . . . . . . . . . . . . .        3,137

INCOME BEFORE INTEREST CHARGES . . . . . . . . . . . .      198,264

INTEREST CHARGES . . . . . . . . . . . . . . . . . . .       78,885

NET INCOME . . . . . . . . . . . . . . . . . . . . . .      119,379

PREFERRED STOCK DIVIDEND REQUIREMENTS. . . . . . . . .        2,442

EARNINGS APPLICABLE TO COMMON STOCK. . . . . . . . . .   $  116,937

           CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                           (UNAUDITED)

                                                    Twelve Months Ended
                                                         December 31,
                                                             1997
                                                        (in thousands)
BALANCE AT BEGINNING OF PERIOD . . . . . . . . . . . .   $ 99,582

NET INCOME (LOSS). . . . . . . . . . . . . . . . . . .    119,379

DEDUCTIONS:
  Cash Dividends Declared:
    Common Stock . . . . . . . . . . . . . . . . . . .     78,684
    Cumulative Preferred Stock . . . . . . . . . . . .      1,750
  Capital Stock Expense. . . . . . . . . . . . . . . .        355

BALANCE AT END OF PERIOD . . . . . . . . . . . . . . .   $138,172

The common stock of the Company is wholly owned by American Electric
Power Company, Inc.
/TABLE

         COLUMBUS SOUTHERN POWER COMPANY AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEET
                           (UNAUDITED)
                                                          December 31,
                                                              1997
                                                         (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . . . . .     $1,521,381
  Transmission . . . . . . . . . . . . . . . . . . . .        336,446
  Distribution . . . . . . . . . . . . . . . . . . . .        926,178
  General. . . . . . . . . . . . . . . . . . . . . . .        138,041
  Construction Work in Progress. . . . . . . . . . . .         54,064
          Total Electric Utility Plant . . . . . . . .      2,976,110
  Accumulated Depreciation . . . . . . . . . . . . . .      1,074,588

          NET ELECTRIC UTILITY PLANT . . . . . . . . .      1,901,522


OTHER PROPERTY AND INVESTMENTS . . . . . . . . . . . .         33,653


CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . .         12,626
  Accounts Receivable. . . . . . . . . . . . . . . . .        112,027
  Allowance for Uncollectible Accounts . . . . . . . .         (1,058)
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .         19,549
  Materials and Supplies . . . . . . . . . . . . . . .         27,628
  Accrued Utility Revenues . . . . . . . . . . . . . .         51,765
  Prepayments and Other. . . . . . . . . . . . . . . .         29,979

          TOTAL CURRENT ASSETS . . . . . . . . . . . .        252,516

REGULATORY ASSETS. . . . . . . . . . . . . . . . . . .        359,481

DEFERRED CHARGES . . . . . . . . . . . . . . . . . . .         66,688

            TOTAL. . . . . . . . . . . . . . . . . . .     $2,613,860

         COLUMBUS SOUTHERN POWER COMPANY AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEET
                           (UNAUDITED)
                                                          December 31,
                                                              1997
                                                         (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized - 24,000,000 Shares
    Outstanding - 16,410,426 Shares. . . . . . . . . .    $   41,026
  Paid-in Capital. . . . . . . . . . . . . . . . . . .       572,112
  Retained Earnings. . . . . . . . . . . . . . . . . .       138,172
          Total Common Shareholder's Equity. . . . . .       751,310
  Cumulative Preferred Stock - Subject to
    Mandatory Redemption . . . . . . . . . . . . . . .        25,000
  Long-term Debt . . . . . . . . . . . . . . . . . . .       887,850

          TOTAL CAPITALIZATION . . . . . . . . . . . .     1,664,160


OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . .        42,271


CURRENT LIABILITIES:
  Long-term Debt Due Within One Year . . . . . . . . .        81,750
  Short-term Debt. . . . . . . . . . . . . . . . . . .        66,600
  Accounts Payable . . . . . . . . . . . . . . . . . .        71,287
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .       131,107
  Interest Accrued . . . . . . . . . . . . . . . . . .        14,198
  Other. . . . . . . . . . . . . . . . . . . . . . . .        28,619

          TOTAL CURRENT LIABILITIES. . . . . . . . . .       393,561

DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .       433,593

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . . . . .        52,934

DEFERRED CREDITS . . . . . . . . . . . . . . . . . . .        27,341

            TOTAL. . . . . . . . . . . . . . . . . . .    $2,613,860

         INDIANA MICHIGAN POWER COMPANY AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF INCOME
                           (UNAUDITED)
                                                    Twelve Months Ended
                                                         December 31,
                                                             1997
                                                       (in thousands)
OPERATING REVENUES . . . . . . . . . . . . . . . . . . . $1,391,917

OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . . . . . . . . . .    226,402
  Purchased Power. . . . . . . . . . . . . . . . . . . .    217,460
  Other Operation. . . . . . . . . . . . . . . . . . . .    334,115
  Maintenance. . . . . . . . . . . . . . . . . . . . . .    117,780
  Depreciation and Amortization. . . . . . . . . . . . .    140,812
  Amortization of Rockport Plant Unit 1
    Phase-in Plan Deferrals. . . . . . . . . . . . . . .     11,871
  Taxes Other Than Federal Income Taxes. . . . . . . . .     64,945
  Federal Income Taxes . . . . . . . . . . . . . . . . .     70,744
          TOTAL OPERATING EXPENSES . . . . . . . . . . .  1,184,129

OPERATING INCOME . . . . . . . . . . . . . . . . . . . .    207,788

NONOPERATING INCOME. . . . . . . . . . . . . . . . . . .      4,415

INCOME BEFORE INTEREST CHARGES . . . . . . . . . . . . .    212,203

INTEREST CHARGES . . . . . . . . . . . . . . . . . . . .     65,463

NET INCOME . . . . . . . . . . . . . . . . . . . . . . .    146,740

PREFERRED STOCK DIVIDEND REQUIREMENTS. . . . . . . . . .      5,736

EARNINGS APPLICABLE TO COMMON STOCK. . . . . . . . . . . $  141,004


           CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                           (UNAUDITED)

                                                    Twelve Months Ended
                                                         December 31,
                                                             1997
                                                       (in thousands)

BALANCE AT BEGINNING OF PERIOD . . . . . . . . . . . . .  $269,071
NET INCOME . . . . . . . . . . . . . . . . . . . . . . .   146,740
DEDUCTIONS:
  Cash Dividends Declared:
    Common Stock . . . . . . . . . . . . . . . . . . . .   131,260
    Cumulative Preferred Stock . . . . . . . . . . . . .     4,757
  Capital Stock Expense. . . . . . . . . . . . . . . . .       980

BALANCE AT END OF PERIOD . . . . . . . . . . . . . . . .  $278,814

The common stock of the Company is wholly owned by American Electric Power Company, Inc.
/TABLE

         INDIANA MICHIGAN POWER COMPANY AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEET
                           (UNAUDITED)
                                                           December 31,
                                                              1997
                                                         (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . . . . .     $2,545,484
  Transmission . . . . . . . . . . . . . . . . . . . .        908,736
  Distribution . . . . . . . . . . . . . . . . . . . .        737,902
  General (including nuclear fuel) . . . . . . . . . .        233,888
  Construction Work in Progress. . . . . . . . . . . .         88,487
          Total Electric Utility Plant . . . . . . . .      4,514,497
  Accumulated Depreciation and Amortization. . . . . .      1,973,937

          NET ELECTRIC UTILITY PLANT . . . . . . . . .      2,540,560



NUCLEAR DECOMMISSIONING AND SPENT NUCLEAR
  FUEL DISPOSAL TRUST FUNDS. . . . . . . . . . . . . .        566,390



OTHER PROPERTY AND INVESTMENTS . . . . . . . . . . . .        156,228



CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . .          5,860
  Accounts Receivable. . . . . . . . . . . . . . . . .        137,310
  Allowance for Uncollectible Accounts . . . . . . . .         (1,188)
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .         17,182
  Materials and Supplies . . . . . . . . . . . . . . .         78,701
  Accrued Utility Revenues . . . . . . . . . . . . . .         30,521
  Prepayments. . . . . . . . . . . . . . . . . . . . .          4,685

          TOTAL CURRENT ASSETS . . . . . . . . . . . .        273,071



REGULATORY ASSETS. . . . . . . . . . . . . . . . . . .        400,489



DEFERRED CHARGES . . . . . . . . . . . . . . . . . . .         31,060




            TOTAL. . . . . . . . . . . . . . . . . . .     $3,967,798

         INDIANA MICHIGAN POWER COMPANY AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEET
                           (UNAUDITED)
                                                         December 31,
                                                             1997
                                                        (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized - 2,500,000 Shares
    Outstanding - 1,400,000 Shares . . . . . . . . . .    $   56,584
  Paid-in Capital. . . . . . . . . . . . . . . . . . .       732,472
  Retained Earnings. . . . . . . . . . . . . . . . . .       278,814
          Total Common Shareholder's Equity. . . . . .     1,067,870
  Cumulative Preferred Stock:
    Not Subject to Mandatory Redemption. . . . . . . .         9,435
    Subject to Mandatory Redemption. . . . . . . . . .        68,445
  Long-term Debt . . . . . . . . . . . . . . . . . . .     1,014,237
          TOTAL CAPITALIZATION . . . . . . . . . . . .     2,159,987

OTHER NONCURRENT LIABILITIES:
  Nuclear Decommissioning. . . . . . . . . . . . . . .       381,016
  Other. . . . . . . . . . . . . . . . . . . . . . . .       232,667

          TOTAL OTHER NONCURRENT LIABILITIES . . . . .       613,683

CURRENT LIABILITIES:
  Long-term Debt Due Within One Year . . . . . . . . .        35,000
  Short-term Debt. . . . . . . . . . . . . . . . . . .       119,600
  Accounts Payable . . . . . . . . . . . . . . . . . .        68,394
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .        46,850
  Interest Accrued . . . . . . . . . . . . . . . . . .        15,741
  Obligations Under Capital Leases . . . . . . . . . .        34,033
  Other. . . . . . . . . . . . . . . . . . . . . . . .        63,250

          TOTAL CURRENT LIABILITIES. . . . . . . . . .       382,868

DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .       559,708

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . . . . .       138,045

DEFERRED GAIN ON SALE AND LEASEBACK -
  ROCKPORT PLANT UNIT 2. . . . . . . . . . . . . . . .        92,419

DEFERRED CREDITS . . . . . . . . . . . . . . . . . . .        21,088

            TOTAL. . . . . . . . . . . . . . . . . . .    $3,967,798

                      KENTUCKY POWER COMPANY
                       STATEMENT OF INCOME
                           (UNAUDITED)
                                                     Twelve Months Ended
                                                         December 31,
                                                             1997
                                                        (in thousands)
OPERATING REVENUES . . . . . . . . . . . . . . . . . .     $359,543

OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .       77,051
  Purchased Power. . . . . . . . . . . . . . . . . . .      113,938
  Other Operation. . . . . . . . . . . . . . . . . . .       51,544
  Maintenance. . . . . . . . . . . . . . . . . . . . .       24,417
  Depreciation . . . . . . . . . . . . . . . . . . . .       26,474
  Taxes Other Than Federal Income Taxes. . . . . . . .        9,397
  Federal Income Tax Expense . . . . . . . . . . . . .        9,866
          TOTAL OPERATING EXPENSES . . . . . . . . . .      312,687

OPERATING INCOME . . . . . . . . . . . . . . . . . . .       46,856

NONOPERATING LOSS. . . . . . . . . . . . . . . . . . .         (464)

INCOME BEFORE INTEREST CHARGES . . . . . . . . . . . .       46,392

INTEREST CHARGES . . . . . . . . . . . . . . . . . . .       25,646

NET INCOME . . . . . . . . . . . . . . . . . . . . . .     $ 20,746


                  STATEMENT OF RETAINED EARNINGS
                           (UNAUDITED)

                                                     Twelve Months Ended
                                                         December 31,
                                                             1997
                                                        (in thousands)

BALANCE AT BEGINNING OF PERIOD . . . . . . . . . . . .      $84,090

NET INCOME . . . . . . . . . . . . . . . . . . . . . .       20,746

CASH DIVIDENDS DECLARED. . . . . . . . . . . . . . . .       26,760

BALANCE AT END OF PERIOD . . . . . . . . . . . . . . .      $78,076

The common stock of the Company is wholly owned by American Electric Power Company, Inc.

                      KENTUCKY POWER COMPANY
                          BALANCE SHEET
                           (UNAUDITED)
                                                        December 31,
                                                            1997
                                                       (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . . . . .   $  249,184
  Transmission . . . . . . . . . . . . . . . . . . . .      303,456
  Distribution . . . . . . . . . . . . . . . . . . . .      350,793
  General. . . . . . . . . . . . . . . . . . . . . . .       71,462
  Construction Work in Progress. . . . . . . . . . . .       32,060
          Total Electric Utility Plant . . . . . . . .    1,006,955
  Accumulated Depreciation and Amortization. . . . . .      296,318

          NET ELECTRIC UTILITY PLANT . . . . . . . . .      710,637

OTHER PROPERTY AND INVESTMENTS . . . . . . . . . . . .        6,591


CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . .        1,381
  Accounts Receivable. . . . . . . . . . . . . . . . .       29,125
  Allowance for Uncollectible Accounts . . . . . . . .         (525)
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .       10,685
  Material and Supplies. . . . . . . . . . . . . . . .       14,054
  Accrued Utility Revenues . . . . . . . . . . . . . .       12,981
  Prepayments. . . . . . . . . . . . . . . . . . . . .        1,538

          TOTAL CURRENT ASSETS . . . . . . . . . . . .       69,239

REGULATORY ASSETS. . . . . . . . . . . . . . . . . . .       90,045

DEFERRED CHARGES . . . . . . . . . . . . . . . . . . .       10,159

            TOTAL. . . . . . . . . . . . . . . . . . .   $  886,671

                      KENTUCKY POWER COMPANY
                          BALANCE SHEET
                           (UNAUDITED)
                                                         December 31,
                                                             1997
                                                        (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - $50 Par Value:
    Authorized - 2,000,000 Shares
    Outstanding - 1,009,000 Shares . . . . . . . . . .     $ 50,450
  Paid-in Capital. . . . . . . . . . . . . . . . . . .      128,750
  Retained Earnings. . . . . . . . . . . . . . . . . .       78,076
          Total Common Shareholder's Equity. . . . . .      257,276
  First Mortgage Bonds . . . . . . . . . . . . . . . .      179,410
  Senior Unsecured Notes . . . . . . . . . . . . . . .       47,708
  Notes Payable. . . . . . . . . . . . . . . . . . . .       75,000
  Subordinated Debentures. . . . . . . . . . . . . . .       38,933

          TOTAL CAPITALIZATION . . . . . . . . . . . .      598,327

OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . .       26,693

CURRENT LIABILITIES:
  Short-term Debt. . . . . . . . . . . . . . . . . . .       36,500
  Accounts Payable . . . . . . . . . . . . . . . . . .       24,574
  Customer Deposits. . . . . . . . . . . . . . . . . .        3,660
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .        6,130
  Interest Accrued . . . . . . . . . . . . . . . . . .        6,015
  Other. . . . . . . . . . . . . . . . . . . . . . . .       14,935

          TOTAL CURRENT LIABILITIES. . . . . . . . . .       91,814

DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .      153,945

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . . . . .       15,615

DEFERRED CREDITS . . . . . . . . . . . . . . . . . . .          277

            TOTAL. . . . . . . . . . . . . . . . . . .     $886,671

                     KINGSPORT POWER COMPANY
                       STATEMENT OF INCOME
                           (UNAUDITED)
                                                     Twelve Months Ended
                                                         December 31,
                                                             1997
                                                        (in thousands)
OPERATING REVENUES . . . . . . . . . . . . . . . . . .      $79,922

OPERATING EXPENSES:
  Purchased Power - Affiliated Company . . . . . . . .       57,931
  Other Operation. . . . . . . . . . . . . . . . . . .        8,533
  Maintenance. . . . . . . . . . . . . . . . . . . . .        1,982
  Depreciation . . . . . . . . . . . . . . . . . . . .        2,582
  Taxes Other Than Federal Income Taxes. . . . . . . .        3,937
  Federal Income Taxes . . . . . . . . . . . . . . . .          825

          TOTAL OPERATING EXPENSES . . . . . . . . . .       75,790

OPERATING INCOME . . . . . . . . . . . . . . . . . . .        4,132

NONOPERATING INCOME. . . . . . . . . . . . . . . . . .          594

INCOME BEFORE INTEREST CHARGES . . . . . . . . . . . .        4,726

INTEREST CHARGES . . . . . . . . . . . . . . . . . . .        2,711

NET INCOME . . . . . . . . . . . . . . . . . . . . . .      $ 2,015


                  STATEMENT OF RETAINED EARNINGS
                           (UNAUDITED)

                                                     Twelve Months Ended
                                                          December 31,
                                                              1997
                                                         (in thousands)

BALANCE AT BEGINNING OF PERIOD . . . . . . . . . . . .       $7,607

NET INCOME . . . . . . . . . . . . . . . . . . . . . .        2,015

CASH DIVIDENDS DECLARED. . . . . . . . . . . . . . . .        2,255

BALANCE AT END OF PERIOD . . . . . . . . . . . . . . .       $7,367


The common stock of the Company is wholly owned by American Electric Power Company, Inc.
/TABLE

                     KINGSPORT POWER COMPANY
                          BALANCE SHEET
                           (UNAUDITED)
                                                        December 31,
                                                            1997
                                                       (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Transmission . . . . . . . . . . . . . . . . . . . .    $12,996
  Distribution . . . . . . . . . . . . . . . . . . . .     65,255
  General. . . . . . . . . . . . . . . . . . . . . . .      4,684
  Construction Work in Progress. . . . . . . . . . . .      1,456
          Total Electric Utility Plant . . . . . . . .     84,391
  Accumulated Depreciation . . . . . . . . . . . . . .     27,824

          NET ELECTRIC UTILITY PLANT . . . . . . . . .     56,567



OTHER PROPERTY AND INVESTMENTS . . . . . . . . . . . .        288



CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . .        763
  Accounts Receivable (net). . . . . . . . . . . . . .      7,102
  Materials and Supplies . . . . . . . . . . . . . . .        547
  Accrued Utility Revenues . . . . . . . . . . . . . .      3,793
  Prepayments. . . . . . . . . . . . . . . . . . . . .      1,058

          TOTAL CURRENT ASSETS . . . . . . . . . . . .     13,263


REGULATORY ASSETS. . . . . . . . . . . . . . . . . . .      5,598


DEFERRED CHARGES . . . . . . . . . . . . . . . . . . .          3


            TOTAL. . . . . . . . . . . . . . . . . . .    $75,719

                     KINGSPORT POWER COMPANY
                          BALANCE SHEET
                           (UNAUDITED)
                                                        December 31,
                                                            1997
                                                       (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized - 500,000 Shares
    Outstanding - 410,000 Shares . . . . . . . . . . .    $ 4,100
  Paid-in Capital. . . . . . . . . . . . . . . . . . .     10,800
  Retained Earnings. . . . . . . . . . . . . . . . . .      7,367
          Total Common Shareholder's Equity. . . . . .     22,267
  Long-term Debt - Notes Payable to Banks. . . . . . .     25,000

          TOTAL CAPITALIZATION . . . . . . . . . . . .     47,267

OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . .      2,016

CURRENT LIABILITIES:
  Short-term Debt - Notes Payable. . . . . . . . . . .      5,600
  Accounts Payable . . . . . . . . . . . . . . . . . .      6,822
  Customer Deposits. . . . . . . . . . . . . . . . . .        886
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .      1,215
  Other. . . . . . . . . . . . . . . . . . . . . . . .      2,203

          TOTAL CURRENT LIABILITIES. . . . . . . . . .     16,726


DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .      8,506

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . . . . .      1,027

DEFERRED CREDITS . . . . . . . . . . . . . . . . . . .        177

            TOTAL. . . . . . . . . . . . . . . . . . .    $75,719

               OHIO POWER COMPANY AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF INCOME
                           (UNAUDITED)
                                                  Twelve Months Ended
                                                      December 31,
                                                          1997
                                                     (in thousands)
OPERATING REVENUES . . . . . . . . . . . . . . . . . . $1,965,818

OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .    642,135
  Purchased Power. . . . . . . . . . . . . . . . . . .    145,861
  Other Operation. . . . . . . . . . . . . . . . . . .    322,088
  Maintenance. . . . . . . . . . . . . . . . . . . . .    143,831
  Depreciation and Amortization. . . . . . . . . . . .    140,807
  Taxes Other Than Federal Income Taxes. . . . . . . .    168,480
  Federal Income Taxes . . . . . . . . . . . . . . . .    126,223

          TOTAL OPERATING EXPENSES . . . . . . . . . .  1,689,425

OPERATING INCOME . . . . . . . . . . . . . . . . . . .    276,393
NONOPERATING INCOME. . . . . . . . . . . . . . . . . .     14,822
INCOME BEFORE INTEREST CHARGES . . . . . . . . . . . .    291,215
INTEREST CHARGES . . . . . . . . . . . . . . . . . . .     82,526
NET INCOME . . . . . . . . . . . . . . . . . . . . . .    208,689
PREFERRED STOCK DIVIDEND REQUIREMENTS. . . . . . . . .      2,647
EARNINGS APPLICABLE TO COMMON STOCK. . . . . . . . . . $  206,042


           CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                           (UNAUDITED)

                                                  Twelve Months Ended
                                                      December 31,
                                                          1997
                                                     (in thousands)

BALANCE AT BEGINNING OF PERIOD . . . . . . . . . . . .   $584,015
NET INCOME . . . . . . . . . . . . . . . . . . . . . .    208,689
DEDUCTIONS:
  Cash Dividends Declared:
    Common Stock . . . . . . . . . . . . . . . . . . .    199,333
    Cumulative Preferred Stock . . . . . . . . . . . .      3,199
  Capital Stock Expense. . . . . . . . . . . . . . . .         21

BALANCE AT END OF PERIOD . . . . . . . . . . . . . . .   $590,151

The common stock of the Company is wholly owned by American Electric Power Company, Inc.

               OHIO POWER COMPANY AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEET
                           (UNAUDITED)
                                                           December 31,
                                                               1997
                                                          (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . . . . . . .   $2,606,981
  Transmission . . . . . . . . . . . . . . . . . . . . . .      837,953
  Distribution . . . . . . . . . . . . . . . . . . . . . .      927,239
  General (including mining assets). . . . . . . . . . . .      709,475
  Construction Work in Progress. . . . . . . . . . . . . .       74,149
          Total Electric Utility Plant . . . . . . . . . .    5,155,797
  Accumulated Depreciation and Amortization. . . . . . . .    2,349,995

          NET ELECTRIC UTILITY PLANT . . . . . . . . . . .    2,805,802



OTHER PROPERTY AND INVESTMENTS . . . . . . . . . . . . . .      113,925



CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . . . .       44,203
  Accounts Receivable. . . . . . . . . . . . . . . . . . .      296,173
  Allowance for Uncollectible Accounts . . . . . . . . . .       (2,501)
  Fuel . . . . . . . . . . . . . . . . . . . . . . . . . .      119,543
  Materials and Supplies . . . . . . . . . . . . . . . . .       80,853
  Accrued Utility Revenues . . . . . . . . . . . . . . . .       37,586
  Prepayments. . . . . . . . . . . . . . . . . . . . . . .       36,611

          TOTAL CURRENT ASSETS . . . . . . . . . . . . . .      612,468


REGULATORY ASSETS. . . . . . . . . . . . . . . . . . . . .      523,891


DEFERRED CHARGES . . . . . . . . . . . . . . . . . . . . .      107,116



            TOTAL. . . . . . . . . . . . . . . . . . . . .   $4,163,202

               OHIO POWER COMPANY AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEET
                           (UNAUDITED)
                                                           December 31,
                                                               1997
                                                          (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized - 40,000,000 Shares
    Outstanding - 27,952,473 Shares. . . . . . . . . . . .   $  321,201
  Paid-in Capital. . . . . . . . . . . . . . . . . . . . .      462,296
  Retained Earnings. . . . . . . . . . . . . . . . . . . .      590,151
          Total Common Shareholder's Equity. . . . . . . .    1,373,648
  Cumulative Preferred Stock:
    Not Subject to Mandatory Redemption. . . . . . . . . .       17,542
    Subject to Mandatory Redemption. . . . . . . . . . . .       11,850
  Long-term Debt . . . . . . . . . . . . . . . . . . . . .    1,012,031

          TOTAL CAPITALIZATION . . . . . . . . . . . . . .    2,415,071

OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . . . .      295,375

CURRENT LIABILITIES:
  Long-term Debt Due Within One Year . . . . . . . . . . .       83,195
  Short-term Debt. . . . . . . . . . . . . . . . . . . . .       78,700
  Accounts Payable . . . . . . . . . . . . . . . . . . . .      184,747
  Taxes Accrued. . . . . . . . . . . . . . . . . . . . . .      160,055
  Interest Accrued . . . . . . . . . . . . . . . . . . . .       16,255
  Obligations Under Capital Leases . . . . . . . . . . . .       30,307
  Other. . . . . . . . . . . . . . . . . . . . . . . . . .       94,338

          TOTAL CURRENT LIABILITIES. . . . . . . . . . . .      647,597

DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . . . .      723,172

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . . . . . . .       42,821

DEFERRED CREDITS . . . . . . . . . . . . . . . . . . . . .       39,166

            TOTAL. . . . . . . . . . . . . . . . . . . . .   $4,163,202

                      WHEELING POWER COMPANY
                       STATEMENT OF INCOME
                           (UNAUDITED)
                                                     Twelve Months Ended
                                                          December 31,
                                                              1997
                                                         (in thousands)
OPERATING REVENUES . . . . . . . . . . . . . . . . . . .    $85,297

OPERATING EXPENSES:
  Purchased Power - Affiliated Company . . . . . . . . .     58,744
  Other Operation. . . . . . . . . . . . . . . . . . . .      9,368
  Maintenance. . . . . . . . . . . . . . . . . . . . . .      3,021
  Depreciation . . . . . . . . . . . . . . . . . . . . .      2,774
  Taxes Other Than Federal Income Taxes. . . . . . . . .      5,600
  Federal Income Tax Expense . . . . . . . . . . . . . .      1,362
          TOTAL OPERATING EXPENSES . . . . . . . . . . .     80,869

OPERATING INCOME . . . . . . . . . . . . . . . . . . . .      4,428

NONOPERATING LOSS. . . . . . . . . . . . . . . . . . . .       (255)

INCOME BEFORE INTEREST CHARGES . . . . . . . . . . . . .      4,173

INTEREST CHARGES . . . . . . . . . . . . . . . . . . . .      1,982

NET INCOME . . . . . . . . . . . . . . . . . . . . . . .    $ 2,191


                  STATEMENT OF RETAINED EARNINGS
                           (UNAUDITED)

                                                     Twelve Months Ended
                                                          December 31,
                                                              1997
                                                         (in thousands)

BALANCE AT BEGINNING OF PERIOD . . . . . . . . . . . . .     $6,048

NET INCOME . . . . . . . . . . . . . . . . . . . . . . .      2,191

CASH DIVIDENDS DECLARED. . . . . . . . . . . . . . . . .      2,315

BALANCE AT END OF PERIOD . . . . . . . . . . . . . . . .     $5,924

The common stock of the Company is wholly owned by American Electric Power Company, Inc.

                      WHEELING POWER COMPANY
                          BALANCE SHEET
                           (UNAUDITED)

                                                          December 31,
                                                              1997
                                                         (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Transmission . . . . . . . . . . . . . . . . . . . . .     $22,074
  Distribution . . . . . . . . . . . . . . . . . . . . .      63,706
  General. . . . . . . . . . . . . . . . . . . . . . . .       7,450
  Construction Work in Progress. . . . . . . . . . . . .       1,855
          Total Electric Utility Plant . . . . . . . . .      95,085
  Accumulated Depreciation . . . . . . . . . . . . . . .      37,355

          NET ELECTRIC UTILITY PLANT . . . . . . . . . .      57,730



OTHER PROPERTY AND INVESTMENTS . . . . . . . . . . . . .       2,951



CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . . .         197
  Accounts Receivable. . . . . . . . . . . . . . . . . .       9,358
  Allowance for Uncollectible Accounts . . . . . . . . .         (82)
  Materials and Supplies . . . . . . . . . . . . . . . .         148
  Accrued Utility Revenues . . . . . . . . . . . . . . .       1,338
  Prepayments and Other. . . . . . . . . . . . . . . . .         213

          TOTAL CURRENT ASSETS . . . . . . . . . . . . .      11,172


REGULATORY ASSETS. . . . . . . . . . . . . . . . . . . .      13,955


DEFERRED CHARGES . . . . . . . . . . . . . . . . . . . .       1,568


            TOTAL. . . . . . . . . . . . . . . . . . . .     $87,376

                      WHEELING POWER COMPANY
                          BALANCE SHEET
                           (UNAUDITED)

                                                           December 31,
                                                               1997
                                                          (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized and Outstanding - 150,000 Shares. . . . . . .  $ 2,428
  Paid-in Capital. . . . . . . . . . . . . . . . . . . . . .   13,596
  Retained Earnings. . . . . . . . . . . . . . . . . . . . .    5,924
          Total Common Shareholder's Equity. . . . . . . . .   21,948
  Long-term Debt - Notes Payable to Banks. . . . . . . . . .   26,000

          TOTAL CAPITALIZATION . . . . . . . . . . . . . . .   47,948


OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . . . . .    6,353


CURRENT LIABILITIES:
  Short-term Debt - Notes Payable. . . . . . . . . . . . . .    5,975
  Accounts Payable . . . . . . . . . . . . . . . . . . . . .    6,144
  Customer Deposits. . . . . . . . . . . . . . . . . . . . .      334
  Taxes Accrued. . . . . . . . . . . . . . . . . . . . . . .    2,070
  Interest Accrued . . . . . . . . . . . . . . . . . . . . .      599
  Obligations Under Capital Leases . . . . . . . . . . . . .      597
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . .      902

          TOTAL CURRENT LIABILITIES. . . . . . . . . . . . .   16,621

DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . . . . .   15,668

REGULATORY LIABILITIES . . . . . . . . . . . . . . . . . . .      786

            TOTAL. . . . . . . . . . . . . . . . . . . . . .  $87,376